File No. 811-21900


     As filed with the Securities and Exchange Commission on August 9, 2006


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-2


       (X) REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                            RIC COINVESTMENT FUND LP
               (Exact Name of Registrant as Specified in Charter)


                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                    (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)


                                 (212) 798-6100
              (Registrant's Telephone Number, including Area Code)


                          THE CORPORATION TRUST COMPANY
                               1209 ORANGE STREET
                           WILMINGTON, DELAWARE 19801
                     (Name and Address of Agent for Service)


                                   Copies to:
                            MICHAEL K. HOFFMAN, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                                FOUR TIMES SQUARE
                            NEW YORK, NEW YORK 10036

                                    FORM N-2
                              CROSS REFERENCE SHEET
                           as required by Rule 495(a)

Part A
Item No.       Caption                                                          Prospectus Caption
--------       -------                                                          ------------------

    1.         Outside Front Cover............................................  Not Applicable
    2.         Cover Pages; Other Offering Information........................  Not Applicable
    3.         Fee Table and Synopsis.........................................  Fee Table
    4.         Financial Highlights...........................................  Not Applicable
    5.         Plan of Distribution...........................................  Not Applicable
    6.         Selling Shareholders...........................................  Not Applicable
    7.         Use of Proceeds................................................  Not Applicable
    8.         General Description of the Registrant..........................  General Description of
                                                                                the Registrant
    9.         Management.....................................................  Management
   10.         Capital Stock, Long-Term Debt, and Other Securities............  Capital Stock, Long Term
                                                                                Debt, and Other Securities
   11.         Defaults and Arrears on Senior Securities......................  Not Applicable
   12.         Legal Proceedings..............................................  Not Applicable
   13.         Table of Contents of Statement of Additional Information.......  Not Applicable

Part B                                                                          Statement of
Item No.                                                                        Additional Information
--------                                                                        ----------------------

   14.         Cover Page.....................................................  Not Applicable
   15.         Table of Contents..............................................  Not Applicable
   16.         General Information and History................................  General Information and
                                                                                History
   17.         Investment Objectives and Policies.............................  Investment Objectives and
                                                                                Policies
   18.         Management.....................................................  Management
   19.         Control Persons and Principal Holders of Securities............  Control Persons and
                                                                                Principal Holders
                                                                                of Securities
   20.         Investment Advisory and Other Services.........................  Investment Advisory and
                                                                                Other Services
   21.         Portfolio Managers.............................................  Portfolio Managers
   22.         Brokerage Allocation and Other Practices.......................  Brokerage Allocation and
                                                                                Other Practices
   23.         Tax Status.....................................................  Tax Status
   24.         Financial Statements...........................................  Not applicable


Part C
Item No.
--------
Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.

                                     PART A

ITEM 1.  COVER PAGE

         Not Applicable.

ITEM 2.  COVER PAGES; OTHER OFFERING INFORMATION

         Not Applicable.

ITEM 3.  FEE TABLE

         3.1  Expense Information

         Annual Expenses (as a percentage of net assets attributable to the Shares)

                  ------------------------------------------------- ------------
                  Advisory Fees*                                    0.000%
                  ------------------------------------------------- ------------
                  Interest Payment on Borrowed Funds                0.000%
                  ------------------------------------------------- ------------
                  Other Expenses**                                  0.077%
                  ------------------------------------------------- ------------
                  Total Annual Expenses***                          0.077%
                  ------------------------------------------------- ------------

--------------------------------------------------------- -------------- --------------- -------------- --------------
                        Example                              1 Year         3 Years         5 Years       10 Years
--------------------------------------------------------- -------------- --------------- -------------- --------------
You would pay the following expenses on a $1,000              $0.77          $2.09           $3.16          $4.96
investment, assuming a 5% annual return:
--------------------------------------------------------- -------------- --------------- -------------- --------------

The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in RIC Coinvestment Fund LP (the "Fund") will bear directly or indirectly.

* The Fund pays no fees to its investment advisor, FIG Advisors LLC (the "Advisor"), for its services.

** Other Expenses are based on estimated amounts for the current fiscal year. The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

*** Total Annual Expenses are based upon the assumption that the aggregate amount of capital invested at year end will be $650,000,000. The Fund is authorized to issue up to, and has received signed subscription agreements for, $1,300,000,000 in common limited partnership interests in the Fund designated as "Shares." If the Fund makes capital calls on the full amount of $1,300,000,000 the expenses in the above table will be reduced proportionately.

         3.2  Not Applicable.

         3.3  Not Applicable.

ITEM 4.  FINANCIAL HIGHLIGHTS

         Not Applicable.

ITEM 5.  PLAN OF DISTRIBUTION

         Not Applicable.

ITEM 6.  SELLING SHAREHOLDERS

         Not Applicable.

ITEM 7.  USE OF PROCEEDS

         Not Applicable.

ITEM 8.  GENERAL DESCRIPTION OF THE REGISTRANT

         8.1 General. The Fund was formed as a limited partnership under the laws of the State of Delaware on May 3, 2006, and is a non-diversified closed-end management investment company. The Fund is authorized to issue up to $1,300,000,000 in Shares and up to $100,000 in preferred limited partnership interests in the Fund known as "Preferred Interests."

              The Fund expects to call all the capital committed by the holders of the Shares on the closing of the Fund to make investments in accordance with its investment objectives and policies and to fund its expenses. In the event that all capital is not called at the closing, the Fund may draw down capital not called at the initial closing from the holders of the Shares at any time on or before February 10, 2007, and in any amount on not less than seven business days' prior written notice in accordance with the terms of the Limited Partnership Agreement of the Fund (the "Agreement"). Investors who fail to pay a capital call within five business days after receiving a notice of default from the Fund will be liable to the Fund for interest on the amount in default at the highest prime rate then published in the "Money Rates" section of The Wall Street Journal plus 2% per annum, up to the highest rate permitted by law.

              The Fund will be dissolved on May 8, 2014, provided that the term of the Fund may be extended by the Advisor by up to two additional one-year periods to provide for an orderly dissolution.

         8.2 Investment Objectives and Policies. The Fund has been organized for the purpose of directly or indirectly acquiring, owning, holding and selling or otherwise transferring interests in Brookdale Senior Living, Inc. ("Brookdale"), making short-term investments and engaging in all activities and transactions as its Board of Directors may deem reasonably necessary or advisable. The Fund may also hold interests distributed on its Brookdale shares and securities issued by any entity succeeding to all or substantially all of the business of Brookdale. Short-term investments include (i) cash, (ii) obligations of, or fully guaranteed as to timely payment of principal and interest by, the United States of America or agencies thereof and with a maturity date not in excess of 18 months from the date of purchase by the Fund,
(iii) interest bearing accounts and/or certificates of deposit of any U.S. bank with capital and surplus in excess of $200 million and whose debt securities are rated at least P-2 by Moody's Investor Services, Inc. ("Moody's") and A-2 by Standard and Poor's Corporation ("S&P"), and (iv) repurchase agreements of any U.S. bank with capital and surplus in excess of $200 million and whose debt securities are rated at least P-2 by Moody's and A-2 by S&P. The investment in Brookdale is being made primarily to fund Brookdale's acquisition of American Retirement Corporation (NYSE: ACR) ("ACR"). No assurance can be given that the Fund will achieve its investment objectives.

              As of June 14, 2006, Brookdale operates 450 facilities in 32 states and has the ability to serve over 34,000 residents. Brookdale offers its residents access to a full continuum of services across all sectors of the senior living industry. As of June 14, 2006, Brookdale operates 77 independent living facilities with 13,733 units/beds, 365 assisted living facilities with 17,170 units/beds, seven continuing care retirement communities ("CCRCs"), with 3,084 units/beds (including 817 resident-owned cottages on its CCRC campuses managed by it) and one skilled nursing facility with 82 units/beds. The majority of Brookdale's units/beds are located in campus settings or facilities containing multiple services, including CCRCs. As of March 31, 2006, Brookdale's facilities were on average 90.2% occupied. Brookdale generates over 96% of its revenues from private pay customers, which limits its exposure to government reimbursement risk. In addition, Brookdale controls all financial and operational decisions regarding its facilities through property ownership and long-term leases. Brookdale believes it operates in the most attractive sectors of the senior living industry with significant opportunities to increase its revenues through providing a combination of housing, hospitality services and health care services. For the three months ended March 31, 2006, 33.7% of its revenues were generated from owned facilities, 65.8% from leased facilities and 0.5% from management fees from facilities it operates on behalf of third parties and affiliates.

              Brookdale plans to grow its revenue and operating income through a combination of: (i) organic growth in its existing portfolio; (ii) acquisitions of additional operating companies and facilities; and (iii) the realization of economies of scale. Given the size and breadth of its nationwide platform, Brookdale believes that its is well positioned to continue to invest in a broad spectrum of assets in the senior living industry, including independent living, assisted living and CCRC assets.

              Brookdale believes that the senior living industry is the preferred alternative to meet the growing demand for a cost-effective residential setting in which to care for the elderly who cannot, or as a lifestyle choice choose not to, live independently due to physical or cognitive frailties and who may, as a result, require assistance with some of the activities of daily living or the availability of nursing or other medical care. Housing alternatives for seniors include a broad spectrum of senior living service and care options, including independent living, assisted living, memory care and skilled nursing care. More specifically, senior living consists of a combination of housing and the availability of 24-hour a day personal support services and assistance with certain activities of daily living.

              The Fund's investment objective and restrictions and the following investment restrictions are fundamental and cannot be changed without the approval of the Fund's Board of Directors and the approval of holders of a majority of the Fund's outstanding voting securities (defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (a) more than 50% of the outstanding Shares and Preferred Interests, voting together as a single class or
(b) 67% or more of the Shares and Preferred Interests represented at a meeting at which more than 50% of the outstanding Shares and Preferred Interests, treated as a single class, are represented). If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:

              (1) borrow money or issue senior securities except in compliance with the Agreement and the 1940 Act;

              (2) make loans of money or property to any person, except as may be consistent with the Fund's investment objectives and policies;

              (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio investments or the sale of its own Shares or

                      Preferred Interests or the sale of its portfolio investments the Fund may be deemed to be an underwriter;

              (4) purchase real estate or interests therein to the extent that, as a result of such investments, the Fund would not be an investment company by virtue of Section 3(c)(5)(C) or 3(c)(6) of the 1940 Act;

              (5) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

              (6) invest in excess of 25% of its capital in assets in any industry other than assisted living, retirement home and related industries and real estate and real estate financial products industry, including mortgage loans and other Real Estate-Related Assets (as defined below) of the types described herein, except that the Fund may invest without limit in securities backed by the credit of the United States of America or agencies or instrumentalities thereof and short-term investments.

              Real Estate-Related Assets include (i) mortgage loans and non-mortgage receivables; (ii) securities secured by or evidencing interests in assets described in clause (i); (iii) fee or leasehold interests in real properties, whether improved or unimproved, whether commercial, residential or multifamily; (iv) debt interests (whether secured or unsecured, recourse or non-recourse, senior or subordinated, convertible or otherwise), equity interests (whether preferred or common) and derivative interests in entities (whether in the form of partnerships, limited liability companies, trusts, corporations or otherwise) the assets of which consist primarily of assets described in clauses (i), (ii) or (iii) hereof, or in entities that otherwise have substantial assets of the type described in clauses (i), (ii) or (iii) hereof or in entities that provide services to or management in connection with any other asset included in this paragraph; (v) options, including without limitation, rights of first refusal, rights of first offer, and puts or calls with respect to in any of the foregoing; and (vi) hedging the investment risks relating to any of the foregoing.

         8.3  Risk Factors.

              General. Investment in the Fund may involve certain risk factors and special considerations, including those arising from the Fund's investment securities, policies and practices and from the Fund's investment strategy.

              Risks of Brookdale and ACR and the Assisted Care Industry. Because the Fund will invest in shares of Brookdale and Brookdale will acquire ACR, an investment in the Fund requires an evaluation of Brookdale and of ACR. Copies of the most recent prospectuses of both Brookdale and of ACR (together with their annual reports, financial information, press releases and securities law filings, the "Brookdale and ACR Filings") are publicly available and can be downloaded without cost from the Securities and Exchange Commission (the "Commission") website at www.atedgar.com. NONE OF THE FUND, THE ADVISOR OR ANY OF THEIR RESPECTIVE AFFILIATES IS RESPONSIBLE FOR THE ACCURACY OR COMPLETENESS OF THE INFORMATION SET FORTH IN THE BROOKDALE AND ACR FILINGS. Potential investors in the Fund are required to obtain for themselves any publicly available information relating to Brookdale and to ACR. Although the Fund has no reason to believe that the information with respect to Brookdale and ACR is unreliable as of the date of this registration statement, the Fund is not able to represent that the Brookdale and ACR Filings are accurate or complete, nor can it provide any assurance that all events occurring prior to the date of this registration statement, including events that would affect the accuracy or completeness of the publicly available information with respect to Brookdale and to ACR, or that could adversely affect Brookdale and/or ACR, have been publicly disclosed. Subsequent disclosure of such information may adversely affect the Fund. The Fund makes no representation as to the performance of Brookdale and/or ACR and accepts no responsibility for the information provided in or omitted from the Brookdale and ACR Filings.

              Senior assisted living facilities are subject to varying degrees of federal, state and local regulation and licensing by local and state health and social service agencies and other regulatory authorities. Brookdale's success both before and after the acquisition of ACR will depend upon its ability to operate subject to such regulations and requirements and to acquire and maintain required licenses. In addition, the long-term care industry is highly competitive and the assisted living segment is becoming increasingly competitive. The Fund can give no assurances that Brookdale will not encounter increased competition which could have a material and adverse effect on its revenues and earnings. See the Brookdale and ACR Filings for a detailed discussion of the risks associated with the assisted care industry.

              Failure to successfully and efficiently integrate the ACR transaction or other transactions into Brookdale's operations may adversely affect its operations and financial condition.

              A decision by the Fund not to consummate its purchase of Brookdale shares as a result of its determination that the conditions to its obligations to do so have not been satisfied may expose the Fund to the risk of litigation by Brookdale, ACR and/or their respective investors; the costs of defending and resolving any such litigation could be material and would be funded by Fortress RIC Coinvestment Fund LP, the Fortress Investment Fund IV funds and the Fortress Investment Fund IV Coinvestment funds (the "Participating Funds").

              Conflicts of Interest. The Fund may be subject to various conflicts of interest arising from its relationship to Fortress Investment Group LLC ("Fortress") and its affiliates. While Wesley R. Edens intends to devote substantially all of his business time to the affairs of the Fund and Fortress's predecessor and successor private equity funds, other officers and employees of Fortress will devote such of their business time to the affairs of the Fund as Fortress deems necessary and will also work on other matters. In particular, Fortress and its affiliates engage in a broad spectrum of activities, including investment advisory activities, and have extensive investment activities that are independent from, and may from time to time conflict or compete with, the Fund's activities.

              Other registered investment companies managed by Fortress or its investment advisory affiliates may invest in and hold, from time to time, shares of Brookdale common stock as part of their normal trading activities, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. The investments by these funds may not be made in parallel with the Fund and may not be based on strategies consistent with the Fund's strategies and, accordingly, may produce results materially different from those of the Fund. Insofar as the Fund and these other Fortress funds are concurrently invested in Brookdale stock, the differing investment objectives of the Fund and such affiliated funds, as well as other factors applicable to the specific situation, may result in a determination to dispose of (or retain) all or a portion of an investment on behalf of the Fund at the same time as such investment or portion thereof is being retained (or disposed of) by one or more of such affiliated funds. In addition, the Advisor or its investment advisory affiliates may elect to leverage the Brookdale stock holdings of one or more of such affiliated funds, and create thereby distributable proceeds for such funds, at a time when the Fund's holdings remain unleveraged. Each of these determinations may present an actual or potential conflict of interest.

              Other Activities. While the Fortress principals are making a significant, indirect equity commitment to the Fund, Fortress and the Fortress principals are directly or indirectly investors in certain other funds and businesses, such as Fortress's hedge funds and real estate-related asset businesses, managed by Fortress and its affiliates. The Fortress principals' and Fortress's investments in certain of these other entities, when combined with their rights to management and/or incentive fees from such entities, may be significantly larger than their direct and indirect economic interests in the Fund. The Fortress principals may devote a portion of their business time to such other funds and business. In addition, Wesley R. Edens is and may become the chief executive officer of one or more Fortress affiliates, including portfolio companies of predecessor or successor funds, which are public companies, which office entails concomitant responsibilities.

              Diverse Investor Base. Investors with a direct or indirect interest in the Fund will include taxable and tax-exempt entities and may include persons or entities domiciled or organized in multiple jurisdictions. When considering a potential transaction on behalf of the Fund, the general partner of the Fund, RIC Coinvestment Fund GP LLC (the "General Partner") will consider the investment objectives of the Fund as a whole, not the investment objectives of any direct or indirect investor in the Fund individually. Consequently, the General Partner may make decisions from time to time that may be more beneficial to one type of direct or indirect investor in the Fund than another.

              Legal Representation. Skadden, Arps, Slate, Meagher & Flom LLP ("Counsel") represents the General Partner and its affiliates from time-to-time in a variety of matters. Counsel does not represent any or all of the direct or indirect investors in connection with the Fund. Counsel represents the General Partner and its affiliates, including with respect to the General Partner's role in relation to the Fund. It is not anticipated that, in connection with the organization or operation of the Fund, the General Partner would have the Fund engage counsel separate from counsel to the General Partner and its affiliates. Such counsel will not, however, be acting as counsel for the direct or indirect investors in the Fund. Furthermore, in the event a conflict of interest or dispute arises between the General Partner and the Fund or any direct or indirect investor in the Fund, Counsel will be counsel to the General Partner and not counsel to the Fund or any direct or indirect investors in the Fund, notwithstanding the fact that, in certain cases, Counsel's fees are paid through or by the Fund (and therefore in effect by the direct or indirect investors in the Fund).

              Third Party Litigation. The Fund's investment activities subject it to third-party litigation risk. In connection with such actions, the Fund would be obligated to bear defense, settlement and other costs (which may be in excess of coverage therefor provided by insurance acquired at the Fund expense for such purposes), and the General Partner and others may be entitled to indemnification under, and subject to the terms of, the Agreement and certain agreements entered into by the Fund.

              Material Non-Public Information. Employees of Fortress and its affiliates acquire material non-public information in the ordinary course of their investment activities which may result, in certain circumstances, in restrictions on the Fund's ability to sell an interest in Brookdale at a time when it might otherwise have done so.

              Risks Arising From Dispositions of Investments. In connection with the disposition of an investment in Brookdale, the Fund may be required to make representations about the business and financial affairs of Brookdale, or may be responsible as a selling stockholder for the contents of disclosure documents under applicable securities laws. The Fund may also be required to indemnify the purchasers of such investments or underwriters to the extent that any such representations or diclosure documents turn out to be incorrect, inaccurate or misleading. The Fund will have the right, under certain circumstances, subject to limits contained in the Agreement and applicable law, to require limited partners of the Fund (the "Limited Partners") to return distributions in order to satisfy claims against the Fund.

              Reliance on Principals. The success of the Fund may depend significantly on the skill and acumen of key employees at the Advisor and of the Fortress principals. Should one or more of those individuals (including, but not limited to, Wesley R. Edens) become incapacitated or in some other way cease to perform duties for the Advisor and the General Partner on behalf of the Fund, the Fund's performance could be materially adversely affected. Neither the Fund nor the Advisor currently intends to maintain key man life insurance with respect to any of the Fortress principals.

              Restrictions on Transfer and Withdrawal. Limited Partners may not withdraw capital from the Fund. A Limited Partner may not sell, assign, transfer, pledge, hypothecate or participate out any interest in the Fund, except with the prior written consent of the Board of Directors of the Fund. The interests in the Fund will not be registered under the Securities Act of 1933 (the "1933 Act") or any other securities law and may not be offered, sold or transferred except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and applicable state securities laws. There is no market for interests in the Fund and none is expected to develop. Therefore, each prospective investor must consider its investment in interests in the Fund to be illiquid.

              Nature of Investment. An investment in the Fund requires a long-term commitment, with no certainty of return. Although investments are generally expected to generate cash flow, there may be little or no near-term cash flow available to the Limited Partners.

              Non-Diversified Status. As a result of concentrating its investments in securities of Brookdale, the Fund will be much more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence that adversely affects Brookdale. In particular, declines in real estate values, adverse local and basic economic conditions, and poor performance by Brookdale may affect the value of the Fund's holdings, as well as the ability of the Fund to conduct its operations.

              Lack of Management Control by Interest Holders. Limited Partners will have no power to vote on any matter except matters on which a vote of Limited Partners is required by applicable law or is required by or permitted by the Agreement.

              Past Performance. Past performance by Fortress principals (or their investment vehicles) is not a guarantee as to future performance by the Fund, and the actual results of the Fund may be materially lower.

              Liquidity and Valuation. The Fund's investments are subject to legal or other restrictions on transfer and are such that no liquid market presently exists. In addition, illiquid securities, such as the Fund's investments, may be difficult, or require a substantial period of time to sell and may be salable only at a discount from comparable, more liquid investments. Illiquid securities may also be more difficult to value.

         8.4 Other Policies. Consistent with its investment objective, the Fund may also invest in "short-term investments," meaning: (i) cash, (ii) obligations of, or fully guaranteed as to timely payment of principal and interest by, the United States of America or agencies thereof and with a maturity date not in excess of 18 months from the date of purchase by the Fund, (iii) interest bearing accounts and/or certificates of deposit of any U.S. bank with capital and surplus in excess of $200 million and whose debt securities are rated at least P-2 by Moody's Investor Services, Inc. ("Moody's") and A-2 by Standard and Poor's Corporation ("S&P"), and (iv) repurchase agreements of any U.S. bank with capital and surplus in excess of $200 million and whose debt securities are rated at least P-2 by Moody's and A-2 by S&P.

         8.5  Not Applicable.

         8.6  Not Applicable.

ITEM 9.  MANAGEMENT

         9.1 General.

              (a) Board of Directors. The Fund is governed by its General Partner and by its Board of Directors, more than 50% of whom are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act of the Fund. The General Partner has irrevocably delegated to the members of the Board of Directors its right and power to manage and control the business and affairs of the Fund, including the complete authority to oversee and establish policies regarding the management, conduct and operation of the Fund's business and to carry out the investment objective and business of the Fund. The General Partner retains those rights and powers expressly provided for the General Partner in the Agreement as well as the right to execute documents on behalf of the Fund and any other rights and privileges to the extent the delegation thereof is not permitted by the 1940 Act. The Advisor manages the day-to-day operations of the Fund, subject to the oversight of the Board of Directors, and supplies officers to the Fund for this purpose. The Board of Directors will consist at all times following the issuance of any Shares of no fewer than three Directors.

              (b) Advisor. The Board of Directors has retained the Advisor to manage the investment operations of the Fund. The Advisor maintains its office at 1345 Avenue of the Americas, New York, New York 10105. The Advisor is registered with the Commission as an investment advisor under the Investment Advisers Act of 1940. The Advisor is owned by Fortress which, through itself and other affiliates, provides investment advice to registered investment companies, private funds, real estate investment trusts and other accounts. The Fund pays no fees to the Advisor for its services, but will reimburse the Advisor for expenses the Advisor incurs on behalf of the Fund. A discussion regarding the basis for the approval of the investment advisory agreement by the Board of Directors will be available in the Fund's report to shareholders for the period ending June 30, 2006.

              Although the Advisor intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties, its services are not exclusive and it provides similar services to other investment funds and may engage in other activities. The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations a material breach of the investment advisory agreement by the Advisor or the receipt by the Advisor of improper benefits thereunder, the Advisor will not be liable to the Fund; the investment advisory agreement further provides for the indemnification of the Advisor and its affiliates in connection with its services to the Fund, subject to certain limitations and conditions.

              (c) Portfolio Management. The Fund's assets are managed by a committee composed of the following persons. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities issued by the Fund.

              WESLEY R. EDENS is a portfolio manager of the Fund and is also its Chairman, President and Chief Executive Officer. He has been in this role since the Fund's inception. He is also a principal and the chairman of the Management Committee of Fortress and has been since co-founding the firm in 1998. Mr. Edens is responsible for the day-to-day operations and management of Fortress's private equity business and is the chairman and chief executive officer of Newcastle Investment Corp. and a director and the chief executive officer of Eurocastle Investment Limited. Mr. Edens serves on the boards of Brookdale Living Communities Inc., Green Tree Inc., Italfondiario S.P.A., and Mapeley

Limited, and serves as the chairman and chief executive officer of Global Signal Inc. (formerly Pinnacle Holdings Inc.). In addition, he is the former chairman of Capstead Mortgage Corporation. Prior to forming Fortress, Mr. Edens was a partner and managing director of BlackRock Financial Management Inc., where he headed BlackRock Asset Investors, a private equity fund. In addition, Mr. Edens was formerly a partner and managing director of Lehman Brothers. Mr. Edens received a BS in Finance from Oregon State University.

              ROBERT I. KAUFFMAN is a portfolio manager of the Fund. He has been in this role since the Fund's inception. He is also a principal and a member of the Management Committee of Fortress and has been since co-founding the firm in 1998. Mr. Kauffman oversees Fortress's European investment operations. Mr. Kauffman also serves as the chief executive officer of Italfondiario. Prior to joining Fortress, Mr. Kauffman was a managing director of UBS from May 1997 to May 1998 and, prior to that, was a principal of BlackRock. Mr. Kauffman was with Lehman Brothers from 1986 to 1994 and served as executive director of Lehman Brothers International in London beginning in 1992. Mr. Kauffman received a BS in Business Administration from Northeastern University.

              RANDAL A. NARDONE is a portfolio manager of the Fund and is also its Chief Operating Officer and Secretary. He has been in this role since the Fund's inception. He is also a principal and a member of the Management Committee of Fortress and has been since co-founding the firm in 1998. Mr. Nardone oversees Fortress's structured finance and legal matters. Prior to joining Fortress, Mr. Nardone was a managing director of UBS from May 1997 to May 1998 and, prior to that, was a principal of BlackRock and managing director of BlackRock Asset Investors. In addition, Mr. Nardone was a partner and a member of the executive committee at the law firm of Thacher Proffitt & Wood LLP, which he joined in 1980, and ran the structured finance group starting in 1993. Mr. Nardone received a BA in English and Biology from the University of Connecticut and a JD from Boston University School of Law.

              (d) Administrator. None.

              (e) Custodian. JPMorgan Chase Bank, located at 270 Park Avenue, New York, NY 10018, will serve as Custodian for the Fund and maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

              (f) Expenses. The Fund will be responsible for paying certain Fund Expenses (as defined below) incurred in connection with its ongoing operations. The Fund will reimburse the General Partner, the Advisor and their affiliates for Fund Expenses incurred thereby in connection with the organization of the Fund, the Fund's offer and sale of Shares and the ongoing operations of the Fund, to the extent such expenses are not reimbursed by Brookdale. "Fund Expenses" are any expenses incurred by the Fund during a fiscal period including, but not limited to, (i) all costs and expenses if any, incurred in evaluating, developing, negotiating, structuring, acquiring, owning, financing, disposing of or otherwise dealing with investments in Brookdale (or any persons formed by the Fund for the purpose of investing in Brookdale), interests received as distributions on Brookdale common stock and Short-Term Investments, but only if a transaction is consummated, including, without limitation, accounting fees, consulting fees, due diligence expenses, conference expenses, subscriptions to trade and other publications, brokerage commissions and fees and other investment costs incurred by or on behalf of the Fund, legal fees, travel, transfer taxes, costs related to the registration or qualification for sale of securities and other out-of-pocket expenses, in each case to the extent not paid for by the issuer of such securities; (ii) without duplication, expenses incurred in connection with out of pocket expenses related to monitoring investments by the Fund, including, without limitation, legal, travel, insurance, accounting, custodial and safekeeping, consulting and auditing expenses; (iii) administrative, legal, custodial, accounting, auditing, banking, professional, consulting and appraisal expenses of the Fund including expenses associated with the preparation of the Fund's reports, financial statements, tax returns and Schedule K-1s; (iv) organizational expenses of the Fund not paid for by Brookdale (or any persons formed by the Fund for the purpose of investing in Brookdale); (v) taxes and other governmental charges, fees and duties payable by the Fund to federal, state, local and other governmental agencies; (vi) litigation-related expenses and premiums for insurance protecting the Fund and any Covered Persons (as defined in the Agreement) from liabilities to third persons in connection with Fund affairs;
(vii) costs and expenses that are classified as extraordinary expenses under generally accepted accounting principles and Damages (as defined in the Agreement); and (viii) costs and expenses incurred in connection with winding up and liquidating the Fund.

              Notwithstanding anything to the contrary, losses incurred on the Fund's investments, whether classified as expenses or otherwise, will be borne by the Fund.

              (g) Affiliated Brokerage. Not applicable.

         9.2  Non-resident Managers. Not applicable.

         9.3  Control Persons. None.

ITEM 10. CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

         10.1 Capital Stock. The Fund is authorized to issue up to $1,300,000,000 in common limited liability partnership interests in the Fund known as Shares. The Shares have no preemptive, conversion, appraisal, exchange or redemption rights. Holders of Shares are entitled to one vote per Share on all matters subject to shareholder approval.

              The Fund is authorized to issue up to $100,000 in preferred limited liability company interests in the Fund known as "Preferred Interests." If issued, the Preferred Interests would pay cumulative dividends when, as and if declared by the Board of Directors at the rate of 10% per year, would have a liquidation preference equal to $500 per Preferred Interest plus accumulated and unpaid dividends, would be redeemable in whole or in part at any time at liquidation preference and will have certain others rights as required by the 1940 Act. Dividends on the Preferred Interests so declared would be paid in preference to and in priority over any dividends declared and payable on the Shares. Holders of the Preferred Interests would have the right to elect two Directors and such other voting rights as required by the 1940 Act.

              If and when issued against payment therefor, the Shares and the Preferred Interests will be fully paid and non-assessable. No person has any liability for obligations of the Fund by reason of owning Shares or Preferred Interests, although each person that subscribes for Shares or Preferred Interests is liable for the full amount of such subscription.

         10.2 Long-Term Debt. None.

         10.3 General. None.

         10.4 Taxes. The Fund will elect to be treated as a partnership for U.S. Federal income tax purposes. Accordingly, the Fund itself will not be subject to Federal income tax, and each holder in computing its Federal income tax liability will take into account its share of the Fund's income, gain, loss, deductions and credits, regardless of whether such holder receives any distribution from the Fund.

         10.5 Outstanding Securities.


    Title of Class               Amount Authorized           Amount Held by        Amount Outstanding Exclusive
                                                          Registrant or for its   of Amount Shown Under Previous
                                                                 Account                      Column

Shares                          up to $1,300,000,000         None                 The Fund has received signed
                                                                                  subscription agreements for an
                                                                                  aggregate amount equal to
                                                                                  $1,300,000,000.  As of the
                                                                                  date hereof, no capital has
                                                                                  been called pursuant to these
                                                                                  subscription agreements.
Preferred Interests             up to $100,000               None                 None


         10.6 Securities Ratings. None.

ITEM 11. DEFAULTS AND ARREARS ON SENIOR SECURITIES

         Not Applicable.

ITEM 12. LEGAL PROCEEDINGS

         Not Applicable.

ITEM 13. TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

         Not Applicable.

                                     PART B

ITEM 14. COVER PAGE

         Not Applicable.

ITEM 15. TABLE OF CONTENTS

         Not Applicable.

ITEM 16. GENERAL INFORMATION AND HISTORY

              The Fund has no history. The Fund changed its name from "RIC Co-Investment Fund L.P." to "RIC Coinvestment Fund LP" pursuant to a Certificate of Amendment to the Certificate of Formation, dated May 5, 2006. See Item 8 for general information regarding the Fund.

ITEM 17. INVESTMENT OBJECTIVES AND POLICIES

              Additional information regarding the Fund's permitted investment securities is set forth below. See Item 8 for additional information.

              The Fund may not borrow money or otherwise incur indebtedness, other than as necessary to pay Fund expenses and only to the extent permitted by the 1940 Act.

              The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchase security. Repurchase agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility.


              The Fund may enter into repurchase agreement transactions only with U.S. banks with capital and surplus in excess of $200 million and whose debt securities are rated at least A by Moody's Investors Services, Inc. and A2 by Standard and Poor's Corporation. Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the Commission.

              Repurchase agreements will be fully collateralized at all times. For this purpose, a repurchase agreement is deemed to be fully collateralized only if the market value of the securities held as collateral for such agreement, plus any accrued interest on those securities, is equal to or greater than the repurchase price of such agreement. Repurchase agreements are marked to the market daily throughout the entire term of the agreement.

ITEM 18. MANAGEMENT

         18.1 See Item 18.2.

         18.2 Officer and Directors. The following individuals are the officers and Directors of the Fund. The business address of the Fund, the Advisor, the officers and the Directors of the Fund is 1345 Avenue of the Americas, New York, NY 10105.

                                                                                   Number of
                                                                Principal        Portfolios in
                                          Term of Office      Occupation(s)       Fund Complex           Other
                          Positions(s)     and Length of    During Past Five      Overseen by        Directorships
       Name, Age         Held With Fund     Time Served           Years             Director       Held by Director

INTERESTED DIRECTOR

Wesley R. Edens, 45 (1)  Chairman,       Indefinite term;   Principal and              12          Serves on the
                         Chief           Director since     Chairman of the                        boards of
                         Executive       May 8, 2006        Management                             Brookdale Living
                         Officer and                        Committee of                           Communities
                         President                          Fortress                               Inc., Green Tree
                                                            Investment Group                       Inc.,
                                                            LLC                                    Italfondiario
                                                                                                   S.P.A., and
                                                                                                   Mapeley Limited,
                                                                                                   Newcastle
                                                                                                   Investment
                                                                                                   Corp., and
                                                                                                   Global Signal
                                                                                                   Inc. (formerly
                                                                                                   Pinnacle
                                                                                                   Holdings Inc.);
                                                                                                   also a director
                                                                                                   of other
                                                                                                   Fortress
                                                                                                   investment
                                                                                                   affiliates (see
                                                                                                   Item 9.1)

INDEPENDENT DIRECTORS

Dennis Porterfield, 69   Director        Indefinite term;   Member of the              6           None
                                         Director since     finance
                                         May 8, 2006        committee of
                                                            Hackensack
                                                            University Medical
                                                            Center; held
                                                            treasury and related
                                                            financial positions
                                                            for various
                                                            not-for-profit
                                                            organizations

John C. Sites, Jr. 54    Director        Indefinite term;   General partner            6           None
                                         Director since     of Daystar
                                         May 8, 2006        Special
                                                            Situations Fund,
                                                            L.P., a fund
                                                            that invests in
                                                            undervalued and
                                                            distressed
                                                            companies;
                                                            Principal of
                                                            Rock Creek
                                                            Partners II,
                                                            Ltd., a private
                                                            equity fund

OFFICERS(2)

Randal A. Nardone, 51    Chief           Indefinite term;
                         Operating       Officer since
                         Officer and     May 8, 2006
                         Secretary

Jeffrey Rosenthal, 56    Chief           Indefinite term;
                         Financial       Officer since
                         Officer and     May 8, 2006
                         Treasurer

Allison Thrush, 42       Vice President  Indefinite term;
                                         Officer since
                                         May 8, 2006

Alan Chesick, 45         Vice            Indefinite term;
                         President and   Officer since
                         Assistant       May 8, 2006
                         Secretary

Michael Cohn, 33         Chief           Indefinite term;
                         Compliance      Officer since
                         Officer         May 8, 2006

-----------------------------
(1) Mr. Edens is Chief Executive Officer of the Advisor and Fortress and is responsible for the day-to-day operations and management of Fortress's private equity business.
(2) Each of the officers of the Fund serves in the same or similar capacities for each of the funds in the Fortress Fund Complex. The Fortress Fund Complex consists of five closed-end registered investment companies (including the Fund).

         18.3 None.

         18.4 Not applicable.

         18.5 Committees. The Audit Committee consists of John C. Sites, Jr. and Dennis Porterfield. The Audit Committee acts according to the Audit Committee charter. The Audit Committee is responsible for (i) oversight of the Fund's accounting and financial reporting processes and the audits of the Trust's financial statements and (ii) providing assistance to the Board of Directors of the Fund in connection with its oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The Board of Directors of the Fund has determined that Messrs. Sites and Porterfield are audit committee financial experts.

         18.6 See Item 18.2.

         18.7

                                                                               Aggregate Dollar Range of Equity
                                                                            Securities in all Registered Investment
                                Dollar Range of Equity Securities in the   Companies Overseen by Director in Family
       Name of Director                          Fund(1)                            of Investment Companies

INTERESTED DIRECTOR

Wesley R. Edens                                          Over $100,000(2)                           Over $100,000(3)

INDEPENDENT DIRECTORS

John C. Sites, Jr.                                                     $0                              Over $100,000

Dennis Porterfield                                                     $0                              Over $100,000

----------------------------
(1) As of June 30, 2006.
(2) Mr. Edens may be deemed to beneficially owned such amount indirectly through feeders funds of which the Fund is a master fund. Mr. Edens disclaims beneficial ownership of all Shares of the Fund except to the extent of his pecuniary interest therein, if any.
(3) Mr. Edens may be deemed to beneficially own interests in various registered investment companies managed by Fortress entities (or affiliates of Fortress entities) owned, in whole or in part, by Mr. Edens. Mr. Edens disclaims beneficial ownership of all interests of such registered investment companies except to the extent of his pecuniary interest therein, if any.

18.8

                                Name of Owners
                                      and                                                                 Percent
                                 Relationship                                                 Value of       of
       Name of Director           to Director          Company           Title of Class     Securities(1)  Class(1)

INDEPENDENT DIRECTORS

John C. Sites, Jr.              John C. Sites,   Fortress Investment   Limited                $3,000,000    0.1400%
                                   Jr.              Fund III LP           Partnership
                                                                          Interests
                                                 Fortress Investment   Limited                $4,000,000    0.1300%
                                                    Fund IV LP            Partnership
                                                                          Interests
                                                 Fortress (GAGACQ)     Limited                  $502,902     0.600%
                                                    Co-Investors          Partnership
                                                    (Cayman) LP           Interests
                                                 Fortress              Limited                $1,000,000    0.0500%
                                                    Residential           Partnership
                                                    Investment            Interests
                                                    Deutschland LP

Dennis Porterfield              Dennis           Fortress Investment   Limited                   $50,000     0.0023%
                                   Porterfield      Fund III LP           Partnership
                                   IRA                                    Interests

----------------------------
(1) As of June 30, 2006.

         18.9  See Item 18.8.

         18.10 Not applicable.

         18.11 Not applicable.

         18.12 Not applicable.

         18.13 Not applicable.

         18.14 Code of Ethics. The Fund and the Advisor have adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. Personnel subject to this code of ethics are permitted to invest in securities including, under certain circumstances, securities that may be purchased or held by the Fund. A copy of this code of ethics is attached as Exhibit R to this Registration Statement. In addition, a copy of this code of ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The code of ethics is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

         18.15 Proxy Voting Policies and Procedures. The Board of Directors of the Fund has delegated the voting of proxies for Fund securities to the Advisor pursuant to the Advisor's proxy voting policies and procedures. Under these policies and procedures, the Advisor will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Advisor's proxy voting policies and procedures is attached as Appendix A to this Part B. The Fund's proxy voting record for the most recent 12-month period ending June 30 will be available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Commission's web site (http://www.sec.gov).

ITEM 19. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         19.1 None.

         19.2 Five Percent Owners. The address of each of the following persons, each of whom own of record or beneficially five percent or more of shares of the Fund, is c/o FIG Advisors LLC, 1345 Avenue of the Americas, New York, NY 10105.

                                                                                   Percentage
                                                                  Percentage         Owned
                                                                   Owned of       Beneficially
                       Name of Owner                            Record Only(1)        Only

SHARES

Fortress RIC Coinvestment Fund LP                                     49.96%              None

Fortress Investment Fund IV (SisterCo A-1) LP                         20.37%              None

Fortress Investment Fund IV (SisterCo B-1 Sub) LP                      7.87%              None

Fortress Investment Fund IV (SisterCo D-1) LP                          7.18%              None

California State Teachers' Retirement System                            None            14.62%

PREFERRED SHARES

None                                                                    None              None

---------------------------
(1) Each of the funds listed as owning a percentage of the Fund of record only is a feeder fund that passes through voting as required by Section 12(d)(1)(E) of the 1940 Act.

         19.3 The officers and Directors of the Fund as a group own less than 1% of the equity securities of the Fund.

ITEM 20. INVESTMENT ADVISORY AND OTHER SERVICES


         20.1-6 See Item 9.

         20.7 The Fund's independent auditors are Ernst & Young LLP, 5 Times Square, New York, New York 10036. Ernst & Young LLP audits the Fund.

         20.8 None.

ITEM 21. PORTFOLIO MANAGERS

         21.1 Other Accounts Managed. The portfolio managers of the Fund are Wesley R. Edens, Robert Kaufmann and Randal A. Nardone.

              As of June 30, 2006, Wesley R. Edens managed the following client accounts:

                                                                                Number of Accounts
                                                                                   Subject to a        Assets Subject to a
       Type of Account            Number of Accounts     Assets of Accounts       Performance Fee        Performance Fee
Registered Investment                     4                    $1,330,000,000            2                   $1,320,000,000
Companies
Other Pooled Investment                   7                    $8,150,000,000            7                   $8,150,000,000
Vehicles
Other Accounts                            0                                $0            0                               $0


              As of June 30, 2006, Robert Kaufmann managed the following client accounts:

                                                                                Number of Accounts
                                                                                   Subject to a        Assets Subject to a
       Type of Account            Number of Accounts     Assets of Accounts       Performance Fee        Performance Fee
Registered Investment                     4                    $1,330,000,000            2                   $1,320,000,000
Companies
Other Pooled Investment                   7                    $8,150,000,000            7                   $8,150,000,000
Vehicles
Other Accounts                            0                                $0            0                               $0


              As of June 30, 2006, Randal A. Nardone managed the following client accounts:

                                                                                Number of Accounts
                                                                                   Subject to a        Assets Subject to a
       Type of Account            Number of Accounts     Assets of Accounts       Performance Fee        Performance Fee
Registered Investment                     4                    $1,330,000,000            2                   $1,320,000,000
Companies
Other Pooled Investment                   7                    $8,150,000,000            7                   $8,150,000,000
Vehicles
Other Accounts                            0                                $0            0                               $0


              The Advisor has built a professional working environment, a firm-wide compliance culture and compliance policies and procedures designed to treat all clients of the Advisor on a fair and equitable basis. The Advisor has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest. Nevertheless, the Advisor furnishes advisory services to numerous clients in addition to the Fund, and the Advisor may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which may pay higher fees to the Advisor, or with respect to which the portfolio managers may otherwise have an interest), which may be the same as or different from those made to the Fund. In addition, the Advisor, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the investment opportunity whose purchase and sale the Advisor recommends to the Fund. Actions with respect to a particular investment opportunity may not be the same as actions which the Advisor, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same or similar investment opportunity. Moreover, the Advisor may refrain from rendering any advice or services concerning a potential investment opportunity with respect to which any of the Advisor's (or its affiliates') officers, directors or employees may have a conflict of interest or with respect to which any such person possesses material non-public information.

              The Advisor, its affiliates or their officers and employees serve or may serve as officers, directors, principals or advisors of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Advisor. Accordingly, these individuals and the Advisor may have obligations to those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. The Advisor may face conflicts in the allocation of investment opportunities among the Fund and other clients. In order to enable the Advisor, its affiliates, officers and employees to fulfill their fiduciary duties to each of the entities to which they may owe fiduciary duties, the Advisor will endeavor to allocate investment opportunities among the entities to which it owes fiduciary duties on a fair and equitable basis. An investment opportunity that is suitable for multiple clients of the Advisor and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Advisor's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

         21.2 Compensation. The portfolio managers are principals (shareholders) of Fortress and certain affiliates and are not employees, so they do not receive employment compensation in the conventional sense. As principals of Fortress, the predominant component of their income associated with managing Fortress funds is derived from compensation (in the form of fees or allocations of net income) to Fortress or certain of its affiliates based on the performance of funds for which the portfolio managers are primarily responsible, as well as the performance of other investment funds managed by Fortress and its affiliates. A much smaller (and relatively immaterial) portion of such principals' income is derived from annual salaries and benefits.

         21.3 Ownership of Securities. The Fund is a newly organized investment company. Accordingly, as of the date of this Part B, none of the portfolio managers (except with respect to Wesley R. Edens as described in Item 18.7) beneficially owns any securities issued by the Fund.

ITEM 22. BROKERAGE ALLOCATION AND OTHER PRACTICES

         22.1 See Items 9 and 21. The Advisor will, subject to the investment limitations and restrictions set forth herein, make all decisions to buy and sell securities for the Fund, will select dealers to effect transactions, will negotiate prices, and will effect securities transactions in a manner deemed fair and reasonable to the shareholders of the Fund and not according to any formula. The Advisor's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price.

         22.2 None.

         22.3 See response to Item 22.1.

         22.4 None.

         22.5 None.

ITEM 23. TAX STATUS

              The following is a summary of the material U.S. Federal income tax consequences relating to the purchase, ownership and disposition of Interests in the Fund. The discussion is based upon the Code, rules and regulations promulgated thereunder, published rulings and court decisions, all as in effect on the date of this Registration Statement. The discussion does not describe all of the U.S. Federal income tax consequences that may be relevant to a particular investor in view of such investor's particular circumstance and, except as otherwise directed, is not directed to individuals, closely-held corporations, foreign persons, insurance companies and entities or other persons generally exempt from U.S. Federal income taxation. No advance rulings have been or will be sought from the Internal Revenue Service (the "Service") regarding any matter discussed in this Registration Statement. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO THEM OF ACQUIRING, HOLDING AND DISPOSING INTERESTS, INCLUDING THE APPLICATION OF THE ALTERNATIVE MINIMUM TAX. Any reference to "Holder" in this Item 23 will apply to the Holders of Interests. Any reference to "Interests" will be a reference to the limited partnership interests of the Fund.

              Fund Status. The Fund will be treated as a partnership and not as an association taxable as a corporation for U.S. Federal income tax purposes.

              Publicly-Traded Partnership. Under current U.S. Federal income tax law, a partnership that constitutes a "publicly-traded partnership" may be taxed as a corporation in certain circumstances generally depending upon the nature of its income. Pursuant to Treasury regulations, a partnership will not be treated as a publicly traded partnership if its interests are not (a) traded on an established security market or (b) readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be listed on any securities exchange. In addition, due to restrictions on transfers and redemptions, no secondary market will exist for the units. Accordingly, the Fund expects that it will not be treated as a publicly-traded partnership and will use its best efforts to conduct the affairs of the Fund so that it will not be so treated.

              Taxation of Holders on Net Profit and Net Loss. As a partnership, the Fund generally will not itself be subject to U.S. Federal income tax. Rather, each Holder in computing its Federal income tax liability for a taxable year will be required to take into account its allocable share of all items of Fund income, gain, loss, deduction and credit for the taxable year of the Fund ending within or with the taxable year of such Holder, regardless of whether such Holder has received any distributions from the Fund. The Fund will make distributions of cash to its Holders. If a Holder's allocable share of Fund taxable income exceeds cash distributions to such Holder for any taxable year, such income will pass through to the Holders without any corresponding cash distribution. Such accruals will constitute ordinary income and will increase such Holder's basis in its Interest in the Fund. If cash is subsequently received and distributed by the Fund in respect of such accruals, no additional income will be recognized. In the event a Holder's Interest in the Fund becomes worthless, the accrued income will have the effect of increasing the Holder's capital loss in respect of its interest in the Fund. The characterization of an item of profit or loss usually will be determined at the Fund (rather than at the Holder) level.

              Allocation of Net Profit and Net Loss. For U.S. Federal income tax purposes, a Holder's allocable share of items of Fund income, gain, loss, deduction and credit will be determined by the Agreement provided such allocations either have "substantial economic effect" or are determined to be in accordance with the Holders' units in the Fund. If the allocations provided by the Agreement were successfully challenged by the Service, the redetermination of the allocations to a particular Holder for U.S. Federal income tax purposes could be less favorable than the allocations set forth in the Fund LP Agreement.

              The maximum ordinary income tax rate for corporate taxpayers is currently 35%.

              Adjusted Tax Basis for Fund Interests. A Holder's adjusted tax basis for its Interests will be equal to the amount of its initial capital contributions and will be increased by (a) any additional capital contributions made by such Holder and (b) the sum of such Holder's allocable share of (i) items of Fund taxable income and gain and (ii) liabilities of the Fund. A Holder's adjusted tax basis will be decreased, but not below zero, by the Holder's allocable Share of (a) items of Fund deductions and losses and (b) by the amount of any cash distributions by the Fund or the amount of the basis of any property, other than cash, distributed by the Fund and constructive distributions resulting from a reduction in such Holder's share of liabilities of the Fund, if any. In certain situations, the distribution of marketable securities by the Fund may be treated as a cash distribution equal to the fair market value of the marketable securities. A distribution of marketable securities will not, however, be treated as a cash distribution if the Fund constitutes an "investment partnership." Although not free from doubt, the Fund should constitute an investment partnership for this purpose and, therefore, any distributions of marketable securities to the Holders should not be treated as cash distributions for U.S. Federal income tax purposes.

              If the Holder's recognition of its allocable share of Fund losses would reduce its adjusted tax basis for its Interests below zero, the Holder's recognition of such losses would be deferred until such time as the recognition of such losses would not reduce such Holder's basis below zero. If a Holder receives a cash distribution (or constructive cash distribution, as described above) in an amount that exceeds such Holder's adjusted tax basis in its Interests, such Holder would be required to recognize taxable income to the extent of that excess. Such amount would be treated as gain from the sale or exchange of its Interests. In general, if a Holder is not a "dealer" with respect to its Interests and has held its Interests for more than one year, any such gain would be long-term capital gain.

              Sales and Liquidation. A sale or liquidation of all or part of a Holder's Interests will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or the cash distributions received upon the liquidation (including any deemed cash distributions from the Fund, as described above) and the Holder's adjusted tax basis for its Interests. Such Holder's adjusted tax basis will be adjusted for this purpose by its allocable share of the Fund's income or loss for the year of such sale or liquidation. Any gain or loss recognized with respect to such a sale or liquidation generally will be treated as capital gain or loss and will be long-term capital gain or loss if the Interests have been held for more than one year.

              Unrelated Business Taxable Income. Special tax considerations apply to Holders that are exempt from U.S. Federal income taxation under Section 501 of the Code. Generally, such Holders are not subject to U.S. Federal income taxation on passive investment income such as dividends, interest and capital gains. This general exemption, however, does not apply to "unrelated business taxable income" ("UBTI"), which includes income or gain derived from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the Holder's exempt purpose. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt Holder from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gain derived by the exempt Holder from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. Accordingly, although not currently anticipated, if the Fund incurs any indebtedness to acquire income-producing property, or under certain circumstances receives income from an unrelated trade or business, an exempt Holder will be subject to U.S. Federal income taxation on its allocable share of income from such property. In addition, an exempt Holder will be subject to U.S. Federal income taxation on any gain recognized from the disposition of its Interests if the holder incurred indebtedness to acquire such Interests during the twelve-month period ending with the date of disposition.

              Limitation on Deductibility of Capital Losses. A Holder may be restricted from currently taking into account for U.S. Federal income tax purposes (i) its allocable share of any Fund capital losses and (ii) any capital losses recognized by the Holder upon the disposition of any Interests. Capital losses generally are deductible by corporations only to the extent of capital gains for the taxable year. Corporations may carry capital losses back three years and forward five years.

              Tax Audits. Under the Code, adjustments in tax liability with respect to Fund items generally will be made at the Fund level in a single proceeding rather than in separate proceedings with each Holder. The General Partner will represent the Fund as its "tax matters partner" during any audit and in any dispute with the Service. Each Holder will be informed by the General Partner of the commencement of an audit of the Fund. In general, the General Partner may enter into a settlement agreement with the Service on behalf of, and binding upon, the Holders. Prior to settlement, however, a Holder may file a statement with the Service providing that the General Partner does not have authority to settle on behalf of such Holder.

              Tax Shelter Regulations. In certain circumstances, a Holder who disposes of an interest in a transaction resulting in the recognition by such investor of significant losses in excess of certain threshold amounts may be obligated to disclose its participation in such transaction (a "reportable transaction") in accordance with recently issued regulations governing tax shelters and other potentially tax-motivated transactions (the "Tax Shelter Regulations"). In addition, an investment in the Fund may be considered a "reported transaction" if, for example, the Fund recognizes certain significant losses in the future. Investors should consult their tax advisors concerning any possible disclosure obligation under the Tax Shelter Regulations with respect to the disposition of their interest in the Fund.

              If adjustments are made to items of Fund income, gain, loss, deduction or credit as the result of an audit of the Fund, the tax returns of the Holders may be reviewed by the Service, which could result in adjustments of non-Fund items as well as Fund items.

ITEM 24. FINANCIAL STATEMENTS

              Not applicable

                              Appendix A to Part B
                               Proxy Voting Policy

This policy has been adopted by Fortress Investment Group LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Fortress Investment Group LLC or any of its affiliates that are subject to the Advisors Act of 1940, as amended (collectively "Fortress"). In connection with these investment advisory services, Fortress exercises voting responsibilities for its clients through its corporate proxy voting process.

Each of Fortress Registered Investment Trust, Fortress Investment Trust II LLC, Fortress Brookdale Investment Fund LLC and , Fortress Pinnacle Investment Fund LLC and RIC Coinvestment Fund LP have delegated to Fortress the authority to vote proxies relating to its portfolio securities in accordance with this policy.

This policy is intended by Fortress (i) to constitute "written policies and procedures" as described in Rule 206(4)-6 under the Advisors Act of 1940, as amended and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940, as amended.

Definitions

"Client" means any person with whom Fortress has a contract to perform discretionary investment management services and for whom Fortress is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client's account.

"Compliance Officer" means the Director of Compliance, Fortress Investment Group LLC.

"Conflict of Interest" means, as to any Client, any conflict between a pecuniary interest of Fortress or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Fortress to the Client.

"Fortress" means Fortress Investment Group LLC and each of its affiliates that is subject to registration under the Advisors Act of 1940, as amended, or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

"Proxy Voting Coordinator" means the individual appointed from time to time by the Investment Committee to perform the proxy voting coordination functions described in this policy.

"Social Issues" means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

"Investment Committee" means the Investment Committee of Fortress Investment Group LLC or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

"Voting Results" means the specific information described under the caption "Accumulating Voting Results."

Objectives

This policy defines procedures for voting securities held on behalf of each Client in respect of which Fortress has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. With respect to Fortress's private equity fund Clients, each vote (including, without limitation, each vote relating to corporate governance matters) will be considered in light of such Clients' possible strategic objective of seeking to influence the management of or control of a company; to the extent that a particular vote has strategic importance in connection with achieving such objective, Fortress will vote the applicable security taking this additional objective into account.

This policy does not prescribe voting requirements or specific voting consideration. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Fortress's personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy's voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Fortress may abstain from voting or decline a vote in those cases where, in Fortress's judgments (i) there is no relationship between the issue and the enhancement or preservation of an investment's value or (ii) the achievement of the Client's investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

It is also important to the pursuit of this policy's voting objectives that Fortress be able to substitute its judgment in any specific situation for a presumption in this policy where strict adherence to the presumption could reasonably be expected by Fortress, based upon the information then available, to be inconsistent with the objectives of this policy, as set forth above. Accordingly, Fortress understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a Client or this policy.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Fortress's proxy voting, because Fortress does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies. In addition, insofar as Fortress refers discretionary votes to its portfolio managers, Fortress's Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Fortress's Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote.

Certain advisory or other agreements between Fortress and specific Clients set forth procedures which must be followed for identified related party or conflict of interest transactions. In these circumstances, votes which present conflicts of interest to which such procedures apply will be resolved by recourse to the procedures mandated by such agreements; in many of these cases, such procedures mandate referring the matter to the Client's advisory board, board of directors or board of trustees, as the case may be, and Fortress intends to use its reasonable best efforts to ensure that recourse to such bodies is effected in a timely manner where failure to do so might reasonably be expected to have an adverse effect on the value of the investment represented by the applicable security.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Fortress avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following function in effectuating this policy:

(i) Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;
(ii) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Fortress and other services specified by portfolio mangers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;
(iii) Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;
(iv) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Fortress);
(v) Accumulating Voting Results as set forth in this policy and transmitting that information to the Compliance Officer in a timely manner; and
(vi) Participating in the annual review of the policy function as set forth in this policy.

The Proxy Voting Coordinator may, with the Investment Committee's approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by Fortress. Any portion or all of any one or more of these functions may be performed by service providers engaged by Fortress.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Fortress may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Fortress to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for a particular Client (i.e., the particular Fortress entity providing investment advisory services to such Client and the senior personnel responsible for such entity's investment decisions) is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The portfolio manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Fortress.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)      The name of the issuer of the portfolio security;
(ii)     The exchange ticker symbol of the portfolio security;
(iii)    The CUSIP number for the portfolio security;
(iv)     The shareholder meeting date;
(v)      A brief identification of the matter voted on;
(vi)     Whether a vote was cast on the matter;
(vii) How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);
(viii)   Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30. Fortress may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee's approval, delegate any portion or all of this function to one or more other individuals employed by Fortress.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Coordinator may, with the Investment Committee's approval, delegate any portion or all of this function to one or more individuals employed by Fortress. Fortress may engage one or more service providers to facilitate timely communication of proxy votes. Fortress is not responsible for voting proxies that are not forwarded on a timely basis. Fortress does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Fortress is authorized to vote proxies respecting the Client's portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i) Review a sample of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Fortress is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;
(ii) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and
(iv) Prepare a written report to the Investment Committee respecting the foregoing items.

Disclosure and Comments on Voting

Fortress will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Fortress "Proxy Voting Coordinator". It is the policy of Fortress not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Fortress, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client's investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)      Copies of this policy as from time to time revised or supplemented;
(ii) A copy of each proxy statement that Fortress receives regarding Client securities;
(iii)    Voting Results for each Client;
(iv) A copy of any document created by Fortress that was material to making a decision on how to vote proxies on behalf of a Client;
(v) A copy of each written Clients request for information on how Fortress voted proxies on behalf of the Client and Fortress's response thereto;
(vi) Communications to Client respecting Conflicts of Interest; and (vii) All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Fortress' fiscal year during which the last entry was made on the record the first two years in an appropriate office of Fortress. The Compliance Officer may use the Securities and Exchange Commission's EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Fortress promptly upon request.

                              As adopted, May 2006

                                     PART C

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

         25.1 FINANCIAL STATEMENTS:

         Included in Part A of the Registration Statement:

              None.


         Included in Part B of the Registration Statement:

              None.

         25.2 EXHIBITS:

              (a)  Amended and Restated Limited Partnership Agreement.
              (b)  None.
              (c)  None.
              (d)  Form of Certificate of Designation of the Preferred
                   Interests.
              (e)  None.
              (f)  None.
              (g)  Investment Advisory Agreement.
              (h)  Not applicable.
              (i)  None.
              (j)  Form of Global Custody Agreement.
              (k)  None.
              (l)  Not applicable.
              (m)  None.
              (n)  Not applicable.
              (o)  Not applicable.
              (p)  Form of Subscription Agreement.
              (q)  None.
              (r)  Code of Ethics.

ITEM 26. MARKETING ARRANGEMENTS

         None.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Not applicable.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Title of Class                               Number of Record Holders
--------------                               ------------------------
Shares                                       14
Preferred Interests                          None

ITEM 30. INDEMNIFICATION

         Section 11 of the Agreement provides:

         11.1 Liability. Except as provided in the Act, the General Partner has the liabilities of a partner in a partnership without limited partners to Persons other than the Partnership and the other Partners. Except as provided in the Act and herein, the General Partner has the liabilities of a partner in a partnership without limited partners to the Partnership and the other Partners. Except as may otherwise be provided by law, the liability of each Limited Partner is limited to its Capital Commitment and other obligations set forth in this Agreement and the Subscription Agreements.

         11.2 Exculpation. (a) To the extent permitted by applicable law, none of the General Partner, any person controlling, controlled by or under common control with the General Partner, any of their respective shareholders, controlling Persons, officers, directors, partners, managers, members, employees or agents or their respective affiliates, employees, agents or principals, or any member of the Board of Directors or any officers, employees or agents of the Partnership, or any Person who was, at the time of the act or omission in question, such a Person (collectively, "Covered Persons") shall be liable to the Partnership or any Partner for any act or omission taken or suffered by such Covered Person, provided that such act or omission does not constitute Disabling Conduct by the Covered Person and such act was taken or suffered by such Covered Person in good faith and in the good faith belief that such act or omission is in or is not contrary to the best interests of the Partnership and is within the scope of authority granted to such Covered Person by this Agreement. No Partner shall be liable to the Partnership or any Partner for any action taken by any other Partner. No Limited Partner shall have any fiduciary or any other duty to the Partnership or any other Partner other than as required by applicable law or as expressly provided by this Agreement.

         (b) A Covered Person shall incur no liability in acting upon any signature or writing reasonably believed by it to be genuine, and may rely on a certificate signed by an executive officer of any Person in order to ascertain any fact with respect to such Person or within such Person's knowledge and may rely on an opinion of counsel selected by such Covered Person with respect to legal matters, except to the extent that such Covered Person engaged in Disabling Conduct. Each Covered Person may act directly or through its agents or attorneys. Each Covered Person may consult with counsel, appraisers, engineers, accountants and other skilled Persons of its choosing, and shall not be liable for anything done, suffered or omitted in good faith in reasonable reliance upon the advice of any of such Persons, except to the extent that such Covered Person engaged in Disabling Conduct. No Covered Person shall be liable to the Partnership or any Partner for any error of judgment made in good faith by a responsible officer or officers of the Covered Person, except to the extent that such Covered Person engaged in Disabling Conduct. No Covered Person shall be liable to the Partnership or any Partner for any mistake of fact or judgment by the Covered Person in conducting the affairs of the Partnership or otherwise acting in respect of and within the scope of this Agreement, except to the extent that such Covered Person engaged in Disabling Conduct. No Covered Person shall be liable for the return to any Limited Partner of all or any portion of any Limited Partner's Capital Account or Capital Contributions, except to the extent that such Covered Person engaged in Disabling Conduct or as expressly required by this Agreement.

         (c) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to the Partners, any Covered Person acting under this Agreement or otherwise shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Covered Person.

         11.3 Indemnification of General Partner, etc. (a) The Partnership shall and hereby does, to the fullest extent permitted by applicable law, indemnify, hold harmless and release each Covered Person from and against all claims, demands, liabilities, costs, expenses, damages, losses, suits, proceedings and actions, whether judicial, administrative, investigative or otherwise, of whatever nature, known or unknown, liquidated or unliquidated (a "Claim"), that may accrue to or be incurred by any Covered Person, or in which any Covered Person may become involved, as a party or otherwise, or with which any Covered Person may be threatened, relating to or arising out of the business and affairs of, or activities undertaken in connection with, the Partnership, or otherwise relating to or arising out of this Agreement, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees and expenses incurred in connection with the preparation for or defense or disposition of any investigation, action, suit, arbitration or other proceeding (a "Proceeding"), whether civil or criminal (all of such Claims and amounts covered by this Section 11.3, and all expenses referred to in Section 11.3(c), are referred to as "Damages"), except to the extent that it shall have been determined ultimately that such Damages arose from Disabling Conduct of such Covered Person or such Covered Person failed to act in good faith and in the good faith belief that its actions or omissions were in and not contrary to the best interests of the Partnership and within the scope of authority granted to such Covered Person by this Agreement. The termination of any Proceeding by settlement shall not, of itself, create a presumption that any Damages relating to such settlement arose from a material breach of this Agreement by, or Disabling Conduct of, any Covered Person. The General Partner shall cause the Partnership to use its commercially reasonable efforts to obtain the funds needed to satisfy its indemnification obligations under this Section 11.3(a) from Persons other than Partners (for example, out of Partnership assets or pursuant to insurance policies or indemnification arrangements with third parties or out of borrowings) before causing the Partnership to make payments pursuant to this Section 11.3. Notwithstanding the foregoing, nothing in this Section 11.3(a) shall prohibit the General Partner from causing the Partnership to make such payments if the General Partner determines that the Partnership is not likely to obtain sufficient funds from such other sources in a timely fashion, or that attempting to obtain such funds would be futile or not in the best interests of the Partnership (for example, nothing in this Section 11.3(a) shall require the General Partner to cause the Partnership to sell any investment before such time as the General Partner shall determine is advisable).

         (b) At any time and from time to time, the General Partner may require the Partners to return to the Partnership distributions received from the Partnership to satisfy all or any portion of the indemnification obligations of the Partnership pursuant to this Section 11.3, whether such obligations arise before or after dissolution of the Partnership, provided that each Partner shall return distributions in respect of its share of any such indemnification payment in proportion to their respective Capital Commitments. Notwithstanding anything in this Section 11.3(b) to the contrary, (i) no Partner shall be required to make a return of distributions under this Section 11.3(b) with respect to an indemnification obligation that arises in respect of a distribution after the date that is the later of (x) the third anniversary of such distribution and (y) the end of the Term; and (ii) no Partner shall be required to return a distribution under this Section 11.3(b) with respect to an indemnification obligation that arises in any instance not included in clause (i) of this sentence after the end of the Term unless, in the case of clause (i) or (ii) of this sentence, such Partner is notified in writing on or prior to such date of the existence of any potential indemnification obligation with respect to which a claim or demand has been made or which the General Partner has reasonably concluded is expected to be made. Any distributions returned pursuant to this Section 11.3(b) shall not be treated as Capital Contributions but shall be treated as returns of distributions hereunder. Nothing in this Section 11.3(b), express or implied, is intended or shall be construed to give any Person other than the Partnership or the Partners any legal or equitable right, remedy or claim under or in respect of this Section 11.3(b) or any provision contained in this Agreement

         (c) Expenses incurred by a Covered Person in defense or settlement of any Claim that may be subject to a right of indemnification hereunder shall be advanced by the Partnership prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined ultimately that the Covered Person is not entitled to be indemnified hereunder. The right of any Covered Person to the indemnification provided herein shall be cumulative with, and in addition to, any and all rights to which such Covered Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Covered Person's successors, assigns and legal representatives. All judgments against the Partnership and the General Partner, in respect of which the General Partner is entitled to indemnification, shall first be satisfied from Partnership assets (including Capital Contributions), before the General Partner is responsible therefor.

         (d) Promptly after receipt by a Covered Person of notice of the commencement of any Proceeding, such Covered Person shall, if a claim for indemnification in respect thereof is to be made against the Partnership, give written notice to the Partnership of the commencement of such Proceeding, provided that the failure of any Covered Person to give notice as provided herein shall not relieve the Partnership of its obligations under this Section 11, except to the extent that the Partnership is actually prejudiced by such failure to give notice. In case any such Proceeding is brought against a Covered Person (other than a derivative suit in right of the Partnership), the Partnership will be entitled to participate in and to assume the defense thereof to the extent that the Partnership may wish, with counsel reasonably satisfactory to such Covered Person. After notice from the Partnership to such Covered Person of the Partnership's election to assume the defense of such Proceeding, the Partnership will not be liable for fees and expenses of counsel subsequently incurred by such Covered Person in connection with the defense thereof. The Partnership will not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Covered Person of a release from all liability in respect of such Claim.

         (e) The provisions of this Section 11.3 shall continue to afford protection to each Covered Person regardless of whether such Covered Person remains in the position or capacity pursuant to which such Covered Person became entitled to indemnification under this Section 11.3 and regardless of any subsequent amendment to this Agreement, and no amendment to this Agreement shall reduce or restrict the extent to which these indemnification provisions apply to actions taken or omissions prior to the date of such amendment.

         (f) If the General Partner determines that it is appropriate or necessary to do so, the General Partner may cause the Partnership to establish reasonable reserves, escrow accounts or similar accounts to fund its obligations under this Section 11.3.

         (g) The right of any Covered Person to the indemnification provided herein shall be cumulative with, and in addition to, any and all rights to which such Covered Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Covered Person's successors, assigns, heirs and legal representatives.

         (h) Nothing contained in this Section 11 shall constitute a waiver by any Partner of any right that it may have against any party under United States federal or state securities laws.

         (i) The Directors may cause the Partnership, at the Partnership's expense, to purchase insurance to insure the Indemnified Persons against liability hereunder (including liability arising in connection with the operation of the Partnership), including, without limitation, for a breach or an alleged breach of their responsibilities hereunder.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         31.1 For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisor, reference is made to the Advisor's current Form ADV, which is filed under the Investment Advisors Act of 1940, and incorporated herein by reference upon filing.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

         32.1 The accounts and records of the Fund are maintained in part at the office of the Advisor at 1345 Avenue of the Americas, New York, New York 10105, and in part at the offices of the Custodian with offices at 270 Park Avenue, New York, NY 10018.

ITEM 33. MANAGEMENT SERVICES

         33.1 Except as described above in Item 9 - Management, the Fund is not a party to any management service related contract.

ITEM 34. UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, and state of New York, as of the 9th day of August, 2006.


                                           RIC COINVESTMENT FUND LP
                                           (Registrant)


                                           /s/ Randal A. Nardone
                                           -----------------------------------
                                           Randal A. Nardone
                                           Chief Operating Officer and Secretary